EXHIBIT 32.2

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies, in my capacity as an officer of NSTAR, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that to the best of my knowledge:

  (i) the enclosed Quarterly Report of NSTAR on Form 10-Q for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of NSTAR.


Dated:  August 8, 2003          By:    /s/ James J. Judge
                                      James J. Judge
                                      Senior Vice President,
                                      Treasurer and Chief
                                      Financial Officer

